Convertible Notes and Note Payable (Details) - Schedule of unamortized debt discount, fair value of conversion feature, and accrued interest - USD ($) $ in Thousands	Mar. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Schedule of unamortized debt discount, fair value of conversion feature, and accrued interest [Abstract]
Unamortized debt discount	$ 327	$ 657	$ 1,942
Fair value of conversion feature	4,080	3,488	2,380
Accrued interest	$ 1,321	$ 1,136	$ 395